CONNECTICUT WATER SERVICE, INC.
93 West Main Street
Clinton, Connecticut 06413-1600

                                                        [CONNECTICUT WATER LOGO]

                                                                  March 19, 2001

Dear Shareholder:

     You are cordially invited to the Annual Meeting of Shareholders of Connecticut Water Service, Inc., scheduled to be held on April 20, 2001, at the Hilton Southbury, 1284 Strongtown Road, Southbury, Connecticut, beginning at 2:00 PM. If you plan to attend, please call 1-800-428-3985, Extension 3015, and leave your name, address, and telephone number. Directions for the meeting are printed on the back of the proxy statement. Your Board of Directors and executive officers look forward to personally meeting you.

     At the meeting, you will be asked to elect five directors and to appoint independent auditors for the calendar year ending December 31, 2001.

     In addition to the specific matters to be voted on, there will be a report on the progress of the Company and an opportunity for you to ask questions of general interest to shareholders. Important information is contained in the accompanying proxy statement which you are urged to carefully read.

     It is important that your shares are represented and voted at the meeting, regardless of the number you own or whether you attend. Accordingly, please vote by mail, telephone, or internet. It is also very helpful to us if you would call and let us know if you plan to attend.

     Your interest and participation in the affairs of the Company are appreciated.

                                         Sincerely,

                                         /s/ Marshall T. Chiaraluce
                                         Marshall T. Chiaraluce
                                         Chairman, President and CEO

CNSCM-PS-01

                               TABLE OF CONTENTS

                                                                 PAGE
                                                              ----------
Notice of Meeting...........................................           i
General Information.........................................           1
Voting of Shares............................................           1
PROPOSAL (1) -- ELECTION OF DIRECTORS.......................           2
Committees..................................................           6
Report of the Audit Committee Addressing Specific Matters...           7
Director Compensation.......................................           8
Certain Relationships and Related Transaction...............           9
Section 16(a) Beneficial Ownership Reporting Compliance.....           9
Management Compensation.....................................          10
     - Summary Compensation Table
     - Option Grants in Last Fiscal Year
     - Aggregated Option Exercises in Last Fiscal Year and
       Fiscal Year-End Option Values
Retirement Plans............................................          11
Employment Contracts, Change in Control, and Termination
  Arrangements..............................................          13
Compensation Committee Report...............................          15
     - Executive Compensation Principles
     - Executive Compensation Program
     - Chief Executive Officer Compensation
Performance Comparison Graph................................          19
Security Ownership of Certain Beneficial Owners and
  Management................................................          20
PROPOSAL (2) -- APPOINTMENT OF AUDITORS.....................          21
OTHER MATTERS...............................................          22
Deadlines Related to Shareholder Proposals for the 2002
  Annual Meeting............................................          22
Appendix A..................................................         A-1
Map and Directions to Annual Meeting........................  Back Cover

                        CONNECTICUT WATER SERVICE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         HILTON SOUTHBURY, 1284 STRONGTOWN ROAD, SOUTHBURY, CONNECTICUT

Notice is hereby given that the Annual Meeting of Shareholders of Connecticut Water Service, Inc. (the "Company") will be held on April 20, 2001, 2:00 PM, in the Hilton Southbury, 1284 Strongtown Road, Southbury, Connecticut, for the following purposes:

1.   To elect five (5) directors;

2. To appoint Arthur Andersen LLP, independent public accountants, as independent auditors for the Company for the calendar year ending December 31, 2001; and

3.   To transact such other business as may properly come before the meeting.

Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 2001 are entitled to notice of and to vote at this meeting.

Shareholders are urged to attend the meeting in person.

By order of the Board of Directors,

/s/ Michelle G. DiAcri

Michele G. DiAcri, Secretary

March 19, 2001

                        CONNECTICUT WATER SERVICE, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2001

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at the Hilton Southbury, 1284 Strongtown Road, Southbury, Connecticut, on April 20, 2001, at 2:00 PM.

VOTING OF SHARES

Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 2001 are entitled to notice of and to vote at the meeting. On March 1, 2001, the Company had outstanding 5,053,112 shares of Common Stock, 15,000 shares of Cumulative Preferred Stock -- Series A, $20 par value, and 29,499 shares of $.90 Cumulative Preferred Stock, $16 par value. Each share of Common Stock is entitled to three votes and each share of Cumulative Preferred Stock -- Series A is entitled to one vote on all matters coming before the meeting. The holders of shares of $.90 Cumulative Preferred Stock, $16 par value, have no general voting rights.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE USE ONE OF THREE VOTING
OPTIONS:

     - MAIL -- You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominees and mail it in the envelope provided.

     - TELEPHONE -- If you live in the U.S. or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card.

     - INTERNET -- If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may do this by granting a later-dated proxy, submitting a later vote by telephone or computer, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked, unless you specifically request it. You may change your proxy instructions for beneficially held shares by submitting new voting instructions to your broker or nominee.

Proxy solicitation costs will be paid by the Company. In addition to this solicitation by mail being made initially on or about March 19, 2001, officers and regular employees of the Company may make solicitations by telephone, mail, or personal interviews, and arrangements may be made with banks, brokerage firms, and others to forward proxy material to their principals. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies at an estimated cost of $4,500, plus expenses, which will be paid by the Company.

PROPOSAL (1) -- ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for a Board of no less than nine or more than fifteen directors, the exact number of directorships to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board. The directors are divided into three classes, I, II and III, as nearly equal in number as practicable, with members to hold office until successors are elected and qualified. Each class is to be elected for a three-year term at successive annual meetings.

The Board of Directors selected the five nominees listed below for election; four are regularly-elected Class I nominees. One Class II nominee, Mr. Lentini, is new to the Company. Of the remaining directors, the Class II terms of Messrs. Bigler and Lengyel and Ms. Hanley expire in 2002. The Class III terms of Messrs. Engle, Thibdaue, and Wilbur expire in 2003. The Board of Directors has determined to fix the number of directorships for the ensuing year at eleven. Mr. Lentini's nomination is proposed to fill a vacancy created by a former director who retired in April 2000. Proxies cannot be voted for a greater number of persons than the number of nominees named.

UNLESS OTHERWISE DIRECTED, IT IS INTENDED THAT THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION OF MS. HINCKS AND MESSRS. CHIARALUCE, NEAL, AND REEDS AS CLASS
I DIRECTORS AND MR. LENTINI AS A CLASS II DIRECTOR.   If any nominee is unable
or declines to serve, the persons named in the proxy may vote for some other person(s). Under Connecticut law, directors are elected by a plurality of the votes cast. Votes withheld and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not counted as votes for or against the election of directors. Broker non-votes and abstentions are, therefore, not counted as votes cast and have no effect.

CLASS I -- NOMINEES FOR ELECTION AT THIS MEETING FOR TERMS EXPIRING IN 2004.

----------------------------------------------------------------------------------------------

                                      Marshall T. Chiaraluce, age 58, has been a
      [PHOTO OF MARSHALL T.           director since 1992. He is Chairman of the Board
           CHIARALUCE]                of Directors, President and Chief Executive
                                      Officer of the Company.
----------------------------------------------------------------------------------------------

                                      Marcia L. Hincks, age 65, presently serves on the
                                      Audit (Chairman), Compensation and Strategic
   [PHOTO OF MARCIA L. HINCKS]        Planning Committees and has been a director since
                                      1983. She retired as Vice President and Senior
                                      Counsel of Aetna Life & Casualty in December 1993.
----------------------------------------------------------------------------------------------

                                      Robert F. Neal, age 66, presently serves on the
                                      Compensation (Chairman), Pension Trust, and
    [PHOTO OF ROBERT F. NEAL]         Strategic Planning Committees and has been a
                                      director since 1990. He retired as Senior Vice
                                      President-Network Services of Southern New England
                                      Telecommunications Corporation in June 1994.
----------------------------------------------------------------------------------------------
                                      Arthur C. Reeds, age 57, presently serves on the
                                      Corporate Governance, Finance, and Pension Trust
                                      Committees (Chairman) and has been a director since
                                      1999. He has been Senior Investment Officer for the
                                      Hartford Foundation for Public Giving since September
    [PHOTO OF ARTHUR C. REEDS]        2000. He is also Director of U.S. Alliance Funds, a
                                      mutual fund. From August 1999 to March 2000, he was CEO
                                      and Director of Conning Corporation, an investment
                                      banking firm. He was the Chief Investment Officer at
                                      Cigna Corporation until his retirement from Cigna in
                                      November 1997.
----------------------------------------------------------------------------------------------

CLASS II -- NOMINEE FOR ELECTION AT THIS MEETING FOR TERM EXPIRING IN 2002

----------------------------------------------------------------------------------------------

                                      David A. Lentini, age 54, is a nominee for the
                                      Board of Directors. He has been Senior Vice
                                      President of Webster Bank since December 1999.
   [PHOTO OF DAVID A. LENTINI]        From May 1993 to November 1999, he was President,
                                      Chief Executive Officer and Chairman of New
                                      England Community Bancorp, Inc., a multi-bank
                                      holding company.
----------------------------------------------------------------------------------------------

CLASS II -- DIRECTORS WHOSE TERMS EXPIRE IN 2002.

----------------------------------------------------------------------------------------------

                                      Harold E. Bigler, age 69, presently serves on the
                                      Compensation, Finance, Pension Trust, and
   [PHOTO OF HAROLD E. BIGLER]        Strategic Planning Committees and has been a
                                      director since 1983. He retired as Chairman of
                                      Bigler Investment Management Company, Inc. in
                                      April 1999.
----------------------------------------------------------------------------------------------
                                      Mary Ann Hanley, age 43, presently serves on
                                      Corporate Governance and Strategic Planning
                                      Committees and has been a director since 1999. She
                                      is Assistant to the President of St. Francis
    [PHOTO OF MARY ANN HANLEY]        Hospital & Medical Center and Director of The
                                      Valencia Society, the endowment fund for the
                                      hospital. From January 1995 to February 1998, she
                                      was legal counsel to the Governor's Office, State
                                      of Connecticut.
----------------------------------------------------------------------------------------------

                                      Ronald D. Lengyel, age 62, presently serves on the
                                      Audit and Corporate Governance Committees and has
   [PHOTO OF RONALD D. LENGYEL]       been a director since 1999. He is Treasurer and
                                      Chairman of the Board of Naugatuck Valley Savings
                                      & Loan Association.
----------------------------------------------------------------------------------------------

CLASS III -- DIRECTORS WHOSE TERMS EXPIRE IN 2003.

----------------------------------------------------------------------------------------------

                                      Roger Engle, age 63, serves on the Strategic
                                      Planning Committee. He retired as President of
      [PHOTO OF ROGER ENGLE]          Crystal Water Utilities Corporation/The Crystal
                                      Water Company of Danielson in January 2000. He
                                      also is a Director of the Savings Institute of
                                      Willimantic, Connecticut, a mutual savings bank.
----------------------------------------------------------------------------------------------

                                      Lisa Thibdaue, age 48, serves on the Audit and
                                      Strategic Planning Committees. She has been the
                                      Vice President, Rates, Regulatory Affairs and
     [PHOTO OF LISA THIBDAUE]         Compliance at Northeast Utilities since 1998. From
                                      1996 to 1997, she was Executive Director, Rates
                                      and Regulatory Affairs at Consumers Energy, a
                                      natural gas and electric utility located in
                                      Michigan.
----------------------------------------------------------------------------------------------

                                      Donald B. Wilbur, age 60, presently serves on the
                                      Compensation, Corporate Governance (Chairman), and
                                      Strategic Planning Committees and has been a
   [PHOTO OF DONALD B. WILBUR]        director since 1993. He is Plant Manager of
                                      Unilever HPC, USA, a personal products
                                      manufacturer, and is a Director of Middlesex
                                      Hospital and a Director of Liberty Bank.
----------------------------------------------------------------------------------------------

     With the exception of Ms. Hanley, who was formerly legal counsel to the Governor's Office, State of Connecticut, from January 1995 to February 1998, Mr. Reeds, who retired from Cigna Corporation in November 1997, and Mr. Lentini (nominee), who was formerly President/CEO and Chairman of New England Community Bancorp, Inc. from May 1993 to November 1999, each director listed above has had the same employment for more than the past five years either in the position indicated or in other similar or executive capacities with the same company or a predecessor.

COMMITTEES

     The Company's Board of Directors met five times during 2000. In addition, the Company has a number of committees, including an Audit Committee, a Finance Committee, a Pension Trust Committee, a Compensation Committee, a Corporate Governance Committee, and a Strategic Planning Committee, which met periodically during the year. In 2000, directors attended more than 75% of the aggregate number of meetings of the Board and Committees on which they served while they were directors, except Ms. Thibdaue who attended 67% of the aggregate number of meetings of the Board and Committees on which she served.

     The Audit Committee, composed of Mesdames Hincks (Chairman) and Thibdaue and Messrs. Lengyel and Reeds, reviews the activities, procedures and recommendations of the independent auditors of the Company and The Connecticut Water Company, and recommends annually the appointment of independent auditors for the year. The Committee met twice during 2000.

     The Finance Committee, composed of Messrs. Bigler, Neal, and Reeds, makes recommendations to and advises the Board of Directors on financial policy and issuance of securities. The Committee did not meet in 2000.

     The Pension Trust Committee, composed of Messrs. Bigler, Neal, and Reeds (Chairman), reviews the Pension Trust Fund of The Connecticut Water Company Employee Retirement Fund, the VEBA Trust Fund for retiree medical benefits, and the Supplemental Executive Retirement Program, reviews and determines actuarial policies and investment guidelines, and selects the investment managers. The Committee met five times during 2000.

     The Compensation Committee, composed of Ms. Hincks and Messrs. Bigler, Neal (Chairman), and Wilbur, makes recommendations to and advises the Board of Directors on officer compensation and the promotion and hiring of officers, reviews Company fringe benefit plans other than retirement plans and administers the Performance Stock Program. The Committee met once during 2000.

     The Corporate Governance Committee, composed of Ms. Hanley and Messrs. Lengyel, Reeds, and Wilbur (Chairman), recommends director nominees to the Board of Directors, reviews the overall effectiveness of the Board, and recommends to the Board chief executive succession. The Committee met twice during 2000.

     The Strategic Planning Committee, composed of Mesdames Hanley, Hincks and Thibdaue and Messrs. Bigler, Engle, Neal, and Wilbur, oversees the preparation and implementation of the Company's Strategic Plan. The Committee met once during 2000.

     Pursuant to the Company's Bylaws, nominations for directors may be made by any shareholder entitled to vote for the election of directors at the meeting who complies with the following procedures. A nomination by a shareholder shall be made only if a shareholder has given proper and timely notice in writing to the Secretary of the Company of a shareholder's intent to make such nomination. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than (i) with respect to an election to be held at an annual meeting of shareholders, the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of shareholders called for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first mailed to shareholders. Each notice must set forth: (a) the name and address of the person or persons to be nominated; (b) the name and address, as they appear on the Company's books, of the shareholder making such nomination; (c) the class and number of shares of the Company which are beneficially owned by the shareholder; (d) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (f) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Company if so elected. Any notice of nominations for consideration at the 2002 Annual Meeting must be received by the Company's Secretary by the close of business on December 21, 2001. The presiding officer at the meeting shall determine if the facts warrant a determination that such nomination was not made in accordance with the provisions of the Company's Bylaws, and if the officer should so determine, he shall so declare to the meeting and any nominations not properly made shall be disregarded.

REPORT OF THE AUDIT COMMITTEE ADDRESSING SPECIFIC MATTERS

     On April 28, 2000, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company. A copy of the charter is attached to this Proxy Statement as Appendix A. Following the resignation of Mr. Engle from the Audit Committee, effective February 2, 2001, each member of the Audit Committee is considered an "independent director" for purposes of NASD Marketplace Rule 4200(a)(14). In connection with the preparation and filing of the Company's audited financial statements for the fiscal year ended December 31, 2000 (the "audited financial statements"), the Audit Committee performed the following functions:

     - The Audit Committee reviewed and discussed the audited financial statements with senior management and Arthur Andersen LLP, the Company's independent auditors.

     - The Audit Committee also discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.

     - The Audit Committee received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and discussed with Arthur Andersen LLP its independence from the Company, including whether the provision of non-audit services by Arthur Andersen LLP to the Company is consistent with maintaining the auditor's independence.

Based upon functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the U.S. Securities and Exchange Commission.

                                AUDIT COMMITTEE

                          Marcia L. Hincks (Chairman)
                               Ronald D. Lengyel
                                Arthur L. Reeds
                                 Lisa Thibdaue

DIRECTOR COMPENSATION

     Since the Boards of Directors of the Company and The Connecticut Water Company are identical, regular meetings of each are generally held on the same day. Following is the current listing of fees paid to Board members.

                          Fee for each regular   Fee for each special                         Annual
                          meeting of the Board   meeting of the Board   Annual retainer    retainer for
                            and each regular       and each special        for each          committee
        Company            committee meeting      committee meeting      Board Member         chairs
  Connecticut Water
  Service, Inc.                   $250                   $300                 None             None
---------------------------------------------------------------------------------------------------------
  The Connecticut
  Water Company                   $450                   $500               $5,000             $800

     Mr. Chiaraluce, Chairman, President and Chief Executive Officer, receives the same retainer and meeting fees as other directors; he does not receive a fee for committee meetings. These amounts are included in the Summary Compensation Table on Page 10. Directors who are not officers are not entitled to retirement benefits from the Company.

     Pursuant to a Directors Deferred Compensation Plan, the Directors of the Company and The Connecticut Water Company may elect to defer receipt of all or a specified portion of the compensation payable to them for services as Directors until after retiring as Directors. Any amounts so deferred are credited to accounts maintained for each participating Director, and interest at an annual rate of 10.74% is currently credited on a monthly basis to all deferred amounts. Distribution of amounts deferred and accumulated interest may be made, at the election of each participating Director, in a lump sum or in annual installments over a period of years specified by the Director, such distribution to commence in the year following the year in which the individual ceases to be a Director. In 2000, two Directors elected to participate in the Plan. Three of the Company's retired directors are now receiving payments under the Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

     Mr. Engle retired as President of Crystal Water Utilities Corporation/The Crystal Water Company of Danielson on December 31, 1999, having served in that position since 1978. As part of the arrangements relating to the Company's acquisition of Crystal Water Utilities Corporation/The Crystal Water Company of Danielson on September 29, 1999, the Company entered into an employment/consulting agreement with Mr. Engle which covered his employment for the three-month period prior to his retirement and which provides that, beginning January 1, 2000, Mr. Engle will receive a $16,000 annual consulting fee from The Crystal Water Company of Danielson. This consulting agreement will terminate on the earlier of December 31, 2009 or Mr. Engle's death or resignation. Upon completion of the consulting agreement, Mr. Engle will receive a $16,000 annual supplemental retirement benefit until his death.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16 of the Securities Exchange Act of 1934, directors, officers and certain beneficial owners of the Company's equity securities are required to file reports of their transactions in the Company's equity securities with the Securities and Exchange Commission on specified due dates. In 2000, reports of transactions by all directors, officers and such beneficial holders were timely filed, except a late-filed Form 4 for Roger Engle, reporting the sale of 1,500 shares of Connecticut Water Service, Inc. and a late-filed Form 4 for Lisa Thibdaue, reporting the acquisition of 200 shares of Connecticut Water Service, Inc. In making this statement, the Company has relied on the written representations of its directors, officers, and five percent shareholders and copies of the reports that they have filed with the Securities and Exchange Commission.

MANAGEMENT COMPENSATION

     The following tabulation sets forth the total compensation paid by the Company and The Connecticut Water Company during 2000, 1999, and 1998 to each of the executive officers, including the Chief Executive Officer of the Company, receiving more than $100,000 aggregate compensation in 2000. The Company has no employees. All officers are employees of The Connecticut Water Company and all of their compensation is paid by The Connecticut Water Company.

                           SUMMARY COMPENSATION TABLE

                                 ------------------------------------------------------------------------------------------
                                          Annual Compensation                    Long-Term Compensation
                                                          Other Annual    Restricted    Securities                All Other
         Name &                                             Compen-         Stock       Underlying      LTIP       Compen-
   Principal Position     Year   Salary($)     Bonus($)   sation($)(1)   Awards($)(2)   Options(#)   Payouts($)    sation
---------------------------------------------------------------------------------------------------------------------------
  Marshall T.
    Chiaraluce,           2000    275,500(3)     -0-         3,400          70,587        43,346        -0-          -0-
  Chairman,               1999    253,500(3)     -0-         4,910          66,164        35,223        -0-          -0-
  President/CEO           1998    238,000(3)     -0-         3,457          56,161           -0-        -0-          -0-
---------------------------------------------------------------------------------------------------------------------------
  David C. Benoit,        2000    152,500        -0-         3,050          32,227        22,426        -0-
  VP-Finance/CFO          1999    141,000        -0-         2,820          26,626        17,970        -0-          -0-
                          1998    130,500        -0-         1,958          19,621           -0-        -0-          -0-
---------------------------------------------------------------------------------------------------------------------------
  James R. McQueen,       2000    144,500        -0-         2,890          28,469        20,970        -0-          -0-
  VP, Engineering &       1999    139,000        -0-         2,780          26,626        17,040        -0-          -0-
  Planning                1998    126,500        -0-         1,897          22,145           -0-        -0-          -0-
---------------------------------------------------------------------------------------------------------------------------
  Terrance P. O'Neill,    2000    145,000        -0-         2,900          28,469        20,970        -0-          -0-
  VP, Operations          1999    139,000        -0-         2,780          26,626        17,040        -0-          -0-
                          1998    124,500        -0-         1,868          19,106           -0-        -0-          -0-
---------------------------------------------------------------------------------------------------------------------------
  Maureen P. Westbrook,   2000    147,000        -0-         2,940          28,469        20,970        -0-          -0-
  VP, Administration &    1999    123,500        -0-         2,197          26,626        17,040        -0-          -0-
  Government Affairs      1998     99,500        -0-         1,492          16,840           -0-        -0-          -0-
---------------------------------------------------------------------------------------------------------------------------

(1) Employer matching contributions under The Savings Plan of The Connecticut Water Company

(2) The values shown on the table above are based on shares actually earned in the given year, valued at the closing market price of the Company's common stock on the date vested: 2000 vested on February 14, 2001; 1999 vested February 17, 2000; 1998 vested March 1, 1999. The value of the full number of shares of restricted stock initially allocated to Messrs. Chiaraluce, Benoit, McQueen and O'Neill and Ms. Westbrook was $108,158, $49,448, $43,604, $43,604, $43,604 respectively in 2000; $104,500, $42,129, $42,129,
    $42,129 and $42,129 respectively in 1999; $56,092, $20,352, $20,352, $20,352 and $15,835 respectively in 1998. Pursuant to the Company's Amended and Restated Performance Stock Program, Messrs. Chiaraluce, Benoit, and McQueen elected to defer 100%, 50%, and 70% respectively of their 2000, 1999, and 1998 awards. At December 31, 2000, and prior to partial vesting (due to meeting some but not all performance goals) on February 14, 2001, Mr. Chiaraluce owned 3,229 shares of restricted stock with an aggregate value of $98,904; Mr. Benoit owned 1,476 shares of restricted stock with an aggregate value of $45,210; Messrs. McQueen and O'Neill and Ms. Westbrook each owned 1,302 shares of restricted stock with an aggregate value of $39,880, respectively. Dividends are paid on restricted stock.

(3) This amount includes Mr. Chiaraluce's fees as a director of the Company.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows certain information regarding stock options granted under the Company's Performance Stock Program to the individuals named in the Summary Compensation Table during the fiscal year ended December 31, 2000.

                                     % of Total                                Potential Realizable
                        Number of     Options                                    Value at Assumed
                        Securities   Granted to                               Annual Rates of Stock
                        Underlying   Employees    Exercise                    Price Appreciation for
                         Options     in Fiscal      Price     Expiration      10-Year Option Term(2)
                        Granted(#)      Year      ($/share)    Date(1)         5%($)         10%($)
  Marshall T.
     Chiaraluce            8,123         6%        $30.625     12/06/10       $156,448      $396,470
----------------------------------------------------------------------------------------------------------
  David C. Benoit          4,456         3%        $30.625     12/06/10       $ 85,822      $217,490
----------------------------------------------------------------------------------------------------------
  James R. McQueen         3,930         2%        $30.625     12/06/10       $ 75,691      $191,817
----------------------------------------------------------------------------------------------------------
  Terrance P. O'Neill      3,930         2%        $30.625     12/06/10       $ 75,691      $191,817
----------------------------------------------------------------------------------------------------------
  Maureen P. Westbrook     3,930         2%        $30.625     12/06/10       $ 75,691      $191,817

(1) The year 2000 options vest ratably over four years on the anniversary date of the grant.

(2) The dollar amounts under these columns are the result of calculations assuming 5 percent and 10 percent growth rates as set by the Securities and Exchange Commission and, therefore, are not intended to forecast future price appreciation, if any, of the Company's Common Stock. The "realizable value" is based upon 10 years of appreciation.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth certain information with respect to the individuals named in the Summary Compensation Table regarding options held as of December 31, 2000.

                                                        Number of Securities    Value of Unexercised
                                                       Underlying Unexercised       In-The Money
                                                         Options at Fiscal       Options At Fiscal
                             Shares                         Year End(#)            Year-End($)(1)
                            Acquired        Value           Exercisable/            Exercisable/
          Name             on Exercise   Realized($)       Unexercisable           Unexercisable
  Marshall T. Chiaraluce       -0-           -0-            7,044/36,302          $30,008/$120,024
----------------------------------------------------------------------------------------------------
  David C. Benoit              -0-           -0-            3,594/18,832          $14,519/$58,061
----------------------------------------------------------------------------------------------------
  James R. McQueen             -0-           -0-            3,408/17,562          $14,519/$58,061
----------------------------------------------------------------------------------------------------
  Terrance P. O'Neill          -0-           -0-            3,408/17,562          $14,519/$58,061
----------------------------------------------------------------------------------------------------
  Maureen P. Westbrook         -0-           -0-            3,408/17,562          $14,519/$58,061

(1) Based on the average of the high and low fair market value of the Company's Common Stock as of December 28, 2000 ($29.4375) less the exercise price of the option.

RETIREMENT PLANS

     All employees and officers of The Connecticut Water Company are entitled to participate in The Connecticut Water Company Employees' Retirement Plan (the "Retirement Plan"), a non-contributory, qualified defined benefit plan. Retirement benefits are based on years of credited service and average annual earnings, which is defined to mean the highest average regular basic compensation received by an individual from the Company and The Connecticut Water Company during any 60 consecutive months. Retirement benefits under the Retirement Plan are not reduced by employees' Social Security benefits. Contributions, which are actuarially determined, are made to the Retirement Plan by The Connecticut Water Company for the benefit of all employees covered by the Retirement Plan.

     The Internal Revenue Code of 1986, as amended (the "IRC"), imposes limits upon the amount of compensation that may be used in calculating retirement benefits and the maximum annual benefit that can be paid to a participant from a tax-qualified benefit plan. These limits affect the benefit calculation for certain individuals and effectively reduce their benefits under the Retirement Plan. In order to supplement Retirement Plan benefits, The Connecticut Water Company has entered into individual supplemental executive retirement agreements with certain executives, including all of the current executive officers named in the Summary Compensation Table. If the executive meets the age and any applicable service requirements under such an agreement, the annual retirement benefit payable will be equal to 60% of average annual earnings, as defined under the Retirement Plan but without the IRC compensation limit, offset by his or her benefit payable under the Retirement Plan. As of December 31, 2000, the estimated years of credited service under the Retirement Plan for Messrs. Chiaraluce, Benoit, McQueen and O'Neill were 9, 5, 35 and 20, respectively, and for Ms. Westbrook 12 years.

     Examples of the annual benefit payable under the Retirement Plan and the supplemental executive retirement agreements, based on a straight life annuity, are presented in the table below.

           HIGHEST AVERAGE ANNUAL
             COMPENSATION DURING               ANNUAL
            60 CONSECUTIVE MONTHS              BENEFIT
      $100,000...............................  $ 60,000
       125,000...............................    75,000
       160,000...............................    96,000
       170,000...............................   102,000
       200,000...............................   120,000
       225,000...............................   135,000
       250,000...............................   150,000
       275,000...............................   165,000
       300,000...............................   180,000

In the case of each of Mr. Chiaraluce and Mr. Benoit, the annual benefit amounts are reduced by benefits payable under the retirement plan of a prior employer.

EMPLOYMENT CONTRACTS, CHANGE-IN-CONTROL, AND TERMINATION ARRANGEMENTS

     During November 1999, the Company and The Connecticut Water Company entered into Amended and Restated Employment agreements with Messrs. Chiaraluce, Benoit, McQueen and O'Neill and Ms. Westbrook. The intent of the agreements is to ensure continuity in the management of the Company in the event of a change in control of the Company. The agreements do not become effective until a change in control occurs (the "Effective Date"). A Change in Control is deemed to occur when (i) any person, other than the Company, The Connecticut Water Company or any employee benefit plan sponsored by the Company or The Connecticut Water Company, becomes the beneficial owner, directly or indirectly, of twenty (20%) percent or more of the common stock of the Company or The Connecticut Water Company; (ii) the stockholders of the Company or The Connecticut Water Company approve (A) any consolidation or merger of the Company or The Connecticut Water Company in which the Company or The Connecticut Water Company is not the continuing or surviving corporation (other than a consolidation or merger of the Company or The Connecticut Water Company in which holders of the common stock of the Company or The Connecticut Water Company have the same proportionate ownership of common stock of the surviving corporation) or pursuant to which the common stock of the Company or The Connecticut Water Company would be converted into cash, securities or other property, or (B) any sale, lease, exchange or other transfer of all or substantially all the assets of the Company or The Connecticut Water Company; (iii) there is a change in the majority of the Board of Directors of the Company or The Connecticut Water Company during a 24-month period, or (iv) the Board adopts a resolution to the effect that a change in control has occurred.

     As of the Effective Date, The Connecticut Water Company agrees to employ the executives for a continuously renewing three-year period commencing on the Effective Date. Compensation under the agreements is paid by The Connecticut Water Company and consists of (i) base salary, (ii) annual bonus, (iii) participation in incentive, savings and retirement plans and welfare plans applicable to executive employees, (iv) fringe benefits, (v) an office and support staff, and (vi) if the executive is employed on the date the Board approves a consolidation, merger, transfer of assets or other transaction described in clause (ii) of the definition of Change in Control above, a stay-on bonus equal to the executive's then-current base salary, plus an amount equal to the target bonus under The Connecticut Water Company's Officers Incentive Program for the year in which such date occurs, payable in a lump sum, provided the executive is employed on the fifth day following the closing of such transaction. The stay-on bonus is also payable if the executive's employment is terminated following such approval but prior to the fifth day following the closing of such transaction by the employer for any reason other than for cause, death or attainment of age 65, or if employment is terminated because of the executive's disability or if the executive voluntarily terminates employment prior to such date for good reason.

     If the executive's employment is terminated for cause or by reason of the executive's death or attainment of age 65 or voluntarily by the executive other than for good reason, the obligations of The Connecticut Water Company under the agreements cease and the executive forfeits all rights to receive any compensation or other benefits under the agreement except compensation or benefits accrued or earned and vested by the executive as of the date of termination, including base salary through the date of termination and benefits payable under the terms of any qualified or nonqualified retirement or deferred compensation plans maintained by The Connecticut Water Company; provided, that if the executive's employment is terminated by reason of the executive's death, in addition to the preceding and any other death benefits which may become payable, base salary continues to be paid at the then current rate for a period of six months to the executive's beneficiary or estate.

     If the executive's employment is terminated for any reason other than cause, death or attainment of age 65, or if the executive's employment is terminated by reason of the executive's disability, or if the executive voluntarily terminates employment for good reason, the obligations of The Connecticut Water Company are, in addition to the stay-on bonus described above, payment or provision of: (i) a lump-sum payment in consideration of the executive's covenants regarding confidential information and non-competition (the "Covenants"), in an amount determined by an independent expert to be the reasonable value of such Covenants as the termination date (the "Covenant Value"), but in no event greater than the aggregate value of the benefits provided in subparagraphs (ii) -- (ix) below (the "Termination Benefits"); such Termination Benefits are to be offset by the Covenant Value, provided, however, that the executive may elect to receive any Termination Benefit that would be so offset, but in such event the Covenant Value will be reduced by the value of such Termination Benefit; (ii) an amount equal to three times the base salary of the executive plus three times the target bonus for the executive under the Officers Incentive Program for the year in which termination occurs, reduced by any amount payable under any applicable severance plan, payable over the three years following termination; (iii) the value of the aggregate amounts that would have been contributed on behalf of the executive under any qualified defined contribution retirement plan(s) then in effect, plus estimated earnings thereon had the executive continued to participate in such plan(s) for an additional three years; (iv) an amount equal to the difference between benefits which would have been payable to the executive under any deferred compensation agreement had the executive continued in the employ of The Connecticut Water Company for an additional three years and the benefits actually payable; (v) additional retirement benefits equal to the present value of the difference between the annual pension benefits that would have been payable to the executive under The Connecticut Water Company's qualified defined benefit retirement plan and under any nonqualified supplemental executive retirement plan covering the executive had the executive continued to participate in such plan(s) for an additional three years and the benefits actually payable; (vi) if the executive's employment is terminated by reason of disability, disability benefits at least equal to the most favorable of those provided by The Connecticut Water Company or the Company; (vii) all life, health, disability and similar welfare benefit plans and programs of The Connecticut Water Company for a period of three years, plus three additional years of credit for purposes of determining eligibility to participate in any such plan for retirees;

(viii) three additional years of all other perquisites as the executive was receiving at the date of termination; and (ix) outplacement services for one year.

     In addition to the above, the executive will become fully vested in any form of non-cash compensation previously granted, such as restricted stock options, and performance share awards.

     In the event that any payment or benefit received or to be received by the executive under the agreement would be an "excess parachute payment", as defined in IRC Section 280G, and subject to the federal excise tax imposed by IRC
Section 4999, then the payment or benefit will be reduced to the extent necessary to avoid the application of such excise tax, but only if such reduction would result in the executive's receipt of a greater payment or benefit on an after-tax basis than would have been receivable had such excise tax been paid.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for making recommendations to the Board on executive compensation and administering the Company's Performance Stock Program.

EXECUTIVE COMPENSATION PRINCIPLES

     The Company's executive compensation plan is designed to align executive compensation with the Company's and/or The Connecticut Water Company's strategic business planning, which includes management initiatives and business financial performance. Through this process the Compensation Committee has established a program to:

     - Attract and retain key executives critical to the long-term success of the Company.

     - Reward executives for the accomplishment of strategic goals which reflect customer service and satisfaction as well as the enhancement of shareholder value.

     - Integrate compensation programs with both The Connecticut Water Company's annual performance review and the Company's and/or The Connecticut Water Company's strategic planning and measuring processes.

     - Support a performance-oriented environment that rewards performance with respect to overall performance goals and performance on individual goals for each participant in the plan.

EXECUTIVE COMPENSATION PROGRAM

     The Company's Compensation Program in 2000 consisted of three components: base salary, annual incentive compensation and stock options. The annual compensation consists of a base salary and incentive compensation consists of any Common Stock awarded through the Performance Stock Program. The Compensation Committee recommends a salary range and a level of salary for executive officers. The Compensation Committee determines the salary or salary range, incentive compensation and stock options based upon competitive norms from periodic studies of a peer group of other water companies. Actual salary changes are based upon such norms and upon performance. Incentive compensation is provided through the Performance Stock Program.(1) The Compensation Committee also reviews and approves the participation of executive officers of The Connecticut Water Company under the Performance Stock Program and the granting of stock options under the program. The Compensation Committee also approves the award value of Performance Stock each year as a percentage of base salary and the basis for judging performance over the following year.

     Each year, the Committee determines the maximum incentive award for each participant, which is generally based on a percentage of the salary range midpoint for the participant. The Committee also establishes corporate and individual performance measures for the chief executive officer and other executive officers based upon strategic priorities for the purpose of determining the percentage of maximum incentive award a participant is entitled to receive. The Committee may also determine the relative weights to be given to corporate and individual goals.

     Performance Stock awards for 1998 were based on whether the Company and/or The Connecticut Water Company had met certain goals based on objective performance criteria and attainment by participants of individual goals. The criteria for the 1999 and 2000 awards were based on The Connecticut Water Company's customer value rating and water quality measures, the Company's return on equity, other service and financial measures, and corporate goals.

---------------

(1) The Performance Stock Program provides for an aggregate maximum of up to 300,000 shares of Common Stock of the Company to be issued as either stock option grants or awards of restricted stock to eligible employees. An award of a share of restricted stock is an award to a participant of a share of the Common Stock of the Company generally conditioned upon the attainment of performance goals established by the Compensation Committee for the performance period to which the award relates and the continued employment of the participant with the Company or any majority-owned subsidiary of the Company through the end of the performance period. During the performance period, the participant has all of the rights of a shareholder of the Company, including the right to receive dividends, except that the participant does not have custody of the shares of Common Stock nor the right to transfer ownership of the shares during the performance period. Commencing with 1997 awards, the Program was amended to permit participants to defer income taxation of all or a portion of such restricted stock awards by electing instead to receive "performance shares" at the end of a chosen deferral period. Until the end of the deferral period, a participant holding performance shares has no rights as a shareholder of the Company. However, dividend equivalents are credited to such participant as additional performance shares. The Performance Stock Program was amended and restated, effective April 23, 1999, at which time the Program authorized the Compensation Committee to also issue stock options to eligible employees. To date, options covering 143,083 shares have been issued under the Performance Stock Program.

     Awards granted as annual incentive compensation are payable in restricted shares of the Company's Common Stock or, at the election of a participant, deferred "performance shares" or performance "cash units". Any shares awarded are subject to certain transfer restrictions imposed by the Committee. Each executive has a threshold, target and maximum incentive amount expressed as a percentage of the salary range midpoint. In 2000, these amounts were 15 percent, 30 percent and 45 percent, respectively, of the salary midpoint for the chief executive officer, and 10 percent, 20 percent and 30 percent, respectively, for the other executive officers. The plan is intended to pay fully competitive annual cash compensation when performance against goals matches the target level. Based on a December 31, 2000 closing price, the Committee awarded $71,919 to Mr. Chiaraluce; $32,835 to Mr. Benoit; and $29,007 individually to Messrs. McQueen and O'Neill and Ms. Westbrook. Mr. Chiaraluce elected to defer his award in performance stock only; Mr. Benoit and Mr. McQueen elected to receive their awards split between restricted and performance stock; and Mr. O'Neill and Ms. Westbrook elected to receive their award in restricted stock only.

     At the end of each fiscal year, the Committee reviews a management report on results versus goals and meets with the chief executive officer to evaluate the performance of the other executive officers. The Committee also meets in the absence of the chief executive officer to evaluate his performance. This performance, expressed as a percentage with threshold (80%), expected (100%), and maximum probable (120%), is used in the determination of annual restricted stock amounts. The Committee has the authority to modify the mathematical results of applying the terms of the Program when the Committee, exercising sound business judgment, deems it prudent to do so.

     Also under the Performance Stock Program, the Committee has the authority to award incentive stock options and/or non-qualified stock options to executive officers and other key employees. The ability to grant a variety of awards enables the Committee to respond to changing strategic, competitive, regulatory, tax and accounting forces in an efficient manner. Over time and through the use of the grant of awards, the Committee intends to grant options based on competitive norms and achieve the objective of having the executive officers and other senior management become significant shareholders of the Company so that their interests are aligned with the interests of the Company's other shareholders.

     Executive officers may also participate in the Savings Plan of The Connecticut Water Company and other benefit plans generally available to all levels of salaried employees. Also, executive officers may elect to defer compensation under a non-qualified salary deferral plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee determined the compensation for 2000 of Mr. Chiaraluce, the Chief Executive Officer ("CEO"), based upon a number of factors and criteria, including a review of the total compensation package of Chief Executive Officers for similar companies of comparable size and capitalization and a review by the

Compensation Committee of the CEO's performance. The Compensation Committee approved the CEO's participation in the Program for 2000. The Committee noted the continued efforts of Mr. Chiaraluce to avoid having The Connecticut Water Company request a general rate increase while achieving consistently higher earnings and increasing shareholder value during his 10 years as CEO. Mr. Chiaraluce was awarded 72% of the Common Stock allocated to him under the Performance Stock Program in 2000 (2,348 of 3,229 shares originally allocated) based upon his actual performance as measured against pre-established objectives identified by the Committee. Mr. Chiaraluce also received stock option grants in 2000 of 8,123 options, in each case exercisable at a price equal to the market price of the Company's Common Stock on the date of the grant.

                             COMPENSATION COMMITTEE

                            Robert F. Neal, Chairman
                             Harold E. Bigler, Jr.
                                Marcia L. Hincks
                                Donald B. Wilbur

PERFORMANCE COMPARISON GRAPH

     Set forth below is a line graph comparing the cumulative total shareholder return for each of the years 1995 -- 2000 on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total shareholder return of companies in the Standard & Poor's 500 Stock Index and the Standard & Poor's Utilities Index.

                              [Performance Graph]

--------------------------------------------------------------------------------
                        1995      1996      1997      1998      1999      2000
--------------------------------------------------------------------------------
 Connecticut Water
  Service, Inc.        $100.00   $113.10   $133.34   $174.68   $216.08   $215.65
 Standard & Poor's
  500                  $100.00   $123.00   $164.08   $211.01   $255.32   $232.09
 Standard & Poor's
  Utilities            $100.00   $103.10   $128.57   $147.59   $134.46   $214.73

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists, to the Company's knowledge, the ownership of the Company's Common Stock and the nature of such ownership for each Director and nominee for Director, for each executive officer named in the Summary Compensation Table, for all executive officers and Directors of the Company as group, and for each person who beneficially owns in excess of 5 percent of the outstanding shares of any class of the Company's voting securities. Unless otherwise noted, each holder has sole voting and dispositive power with respect to the shares listed. All information is given as of February 14, 2001.

----------------------------------------------------------------------------------------------------
                                                                         Amount           Percent
      Title of                           Name of                      Beneficially           of
        Class                       Beneficial Owner                    Owned(1)           Class
----------------------------------------------------------------------------------------------------
 Common                David C. Benoit(2)                                 5,121               *
 Stock                 -----------------------------------------------------------------------------
                       Harold E. Bigler, Jr.                              3,500               *
                       -----------------------------------------------------------------------------
                       Marshall T. Chiaraluce(3)                         21,490               *
                       -----------------------------------------------------------------------------
                       Roger Engle                                        8,039               *
                       -----------------------------------------------------------------------------
                       Mary Ann Hanley                                      200               *
                       -----------------------------------------------------------------------------
                       Marcia L. Hincks                                     990               *
                       -----------------------------------------------------------------------------
                       Ronald D. Lengyel                                    750               *
                       -----------------------------------------------------------------------------
                       James R. McQueen(4)                                6,175               *
                       -----------------------------------------------------------------------------
                       Robert F. Neal                                     1,000               *
                       -----------------------------------------------------------------------------
                       Terrance P. O'Neill(5)                             2,515               *
                       -----------------------------------------------------------------------------
                       Arthur C. Reeds                                    1,000               *
                       -----------------------------------------------------------------------------
                       Lisa J. Thibdaue                                     400               *
                       -----------------------------------------------------------------------------
                       Maureen P. Westbrook(6)                            2,465               *
                       -----------------------------------------------------------------------------
                       Donald B. Wilbur                                   1,351               *
                       -----------------------------------------------------------------------------
                       Directors and Executive Officers as a Group       54,996               *
                       -----------------------------------------------------------------------------
                       David A. Lentini (Nominee)                         1,000               *
----------------------------------------------------------------------------------------------------
Cumulative Preferred   Herbert Johnson                                      900              6%
Stock -- Series A,     Annabelle Johnson
$20 par value          35 Carter Street,
                       Bolton, CT 06043
                       -----------------------------------------------------------------------------
                       Francis J. Prichard, Jr.                             900              6%
                       Main Street, Box 379,
                       Ellington, CT 06029
----------------------------------------------------------------------------------------------------

 *   Indicates ownership of less than one percent of the class of securities.

(1) Assumes that shares which the named person has a contractual right to acquire within 60 days have been acquired and are outstanding.

(2) Includes 2,007 unrestricted and 334 restricted performance share units under the Company's Performance Stock Program.

(3) Includes 10,411 unrestricted and 3,655 restricted performance share units under the Company's Performance Stock Program.

(4) Includes 2,650 unrestricted and 737 restricted performance share units under the Company's Performance Stock Program.

(5) Includes 368 shares of restricted stock under the Company's Performance Stock Program.

(6) Includes 295 restricted performance share units and 147 shares of restricted stock under the Company's Performance Stock Program.

PROPOSAL (2) -- APPOINTMENT OF AUDITORS

     Arthur Andersen LLP served as independent auditors for the Company and The Connecticut Water Company, for the calendar year ending December 31, 2000. One or more representatives of Arthur Andersen LLP will attend the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     It is intended that unless otherwise specified, proxies will be voted in favor of the appointment of Arthur Andersen LLP, independent public accountants, of Hartford, Connecticut, as independent auditors for the Company and The Connecticut Water Company for the calendar year ending December 31, 2001. The Company's Audit Committee has recommended that Arthur Andersen LLP be so appointed. Arthur Andersen LLP has no direct or indirect financial interest in the Company. Proposal (2) will be approved if the votes cast at the meeting favoring the appointment of Arthur Andersen LLP exceed the votes cast opposing such appointment. Broker non-votes and abstentions are not counted as votes cast and, therefore, have no effect.

     During fiscal year 2000, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts.

AUDIT FEES

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $84,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000 were $0.

ALL OTHER FEES

     The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial

Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2000 were $78,290.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL (2).

OTHER MATTERS

     The Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.

DEADLINES RELATED TO SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     For business to be properly brought before an annual meeting by a shareholder, the business must be an appropriate matter to be voted by the shareholders at an annual meeting and the shareholder must have given proper and timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the Main Offices of the Company, 93 West Main Street, Clinton, CT 06413, no later than the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, which date for purposes of the 2002 Annual Meeting of Shareholders is December 21, 2001. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business.

     In addition, shareholder proposals intended to be presented at the Annual Meeting of Shareholders in 2002 must be received by the Company no later than November 19, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Shareholders.

                                           /s/ Michelle G. DiAcri
                                           Michele G. DiAcri
                                           Corporate Secretary

March 19, 2001

     THE COMPANY IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL COPIES OF THE 2000 ANNUAL REPORT ON FORM 10-K FILED BY THE COMPANY, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES, BUT WITHOUT EXHIBITS, CAN BE MAILED WITHOUT CHARGE TO ANY SHAREHOLDER. THE EXHIBITS ARE OBTAINABLE FROM THE COMPANY UPON PAYMENT OF THE REASONABLE COST OF COPYING SUCH EXHIBITS. SHAREHOLDERS CAN REQUEST THIS INFORMATION BY PHONE AT 1-800-428-3985, EXT. 3015, OR BY MAIL TO MICHELE G. DIACRI, CORPORATE SECRETARY, CONNECTICUT WATER SERVICE, INC., 93 WEST MAIN STREET, CLINTON, CONNECTICUT 06413.

                                   APPENDIX A

       CONNECTICUT WATER SERVICE, INC. AND THE CONNECTICUT WATER COMPANY
                   AUDIT COMMITTEE OF THE BOARDS OF DIRECTORS

                                    CHARTER

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Connecticut Water Service, Inc. and The Connecticut Water Company ("the Companies") Boards of Directors in fulfilling their oversight responsibilities by reviewing: the financial reports and other financial information provided by the Companies to the public; the Companies' system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Boards of Directors have established; and the Companies' accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Companies' policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Companies' financial reporting process and internal control system.

     - Review and appraise the audit efforts and objectivity of the Companies' independent accountants.

     - Assure that an open avenue of communication among the independent accountants, financial and senior management, and the Boards of Directors exists.

The Audit Committee ("the Committee") will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.   COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual organizational meetings of the Board and shall serve until the next annual organizational meeting or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.   MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its responsibilities to foster open communication, the Committee should meet at least annually with management and with the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV.   RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

      DOCUMENTS/REPORTS REVIEW

         1. Review this Charter at least annually, and update as conditions dictate.

         2. Issue an Audit Committee report in the annual proxy statement indicating:

               a. that the Committee has reviewed and discussed the financial statements with management;

               b. that the Committee has discussed the items required by Statement of Auditing Standards (SAS) 61 with the independent auditors;

               c. that the Committee has received the written report from its independent auditors required by Independent Standards Board (ISB) 1 and has discussed the auditors' independence; and

               d. that, based on the items in a.) - c.), the Committee recommended to the Board of Directors of Connecticut Water Service, Inc., that the audited financial statements be included in the Annual Report or Form 10-K of Connecticut Water Service, Inc.

         3. Disclose in the annual proxy statement of Connecticut Water Service, Inc., whether the Committee has a charter and include a copy of the charter at least once every three years in the annual proxy statement of Connecticut Water Service, Inc.

         4. Disclose in the annual proxy statement of Connecticut Water Service, Inc. the independence of the members of the Committee.

         5. Review the Companies' annual financial statements included in the Annual Report of Connecticut Water Service, Inc., the Form 10-K, and the proxy statements including any certification, report, opinion, or review rendered by the independent accountants.

         6. Review any reports produced by management or independent accountants relating to internal control issues.

      INDEPENDENT ACCOUNTANTS

         7. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Companies to determine the accountants' independence, and obtain the written report required by ISB 1.

         8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         9. Periodically and at least annually consult with the independent accountants outside of the presence of management about internal controls and the completeness and accuracy of the Companies' financial statements.

      FINANCIAL REPORTING PROCESSES

         10. In consultation with the independent accountants, review the integrity of the Companies financial reporting processes, both internal and external.

         11. Consider the independent accountants' judgments about the quality and appropriateness of the Companies' accounting principles as applied in its financial reporting.

         12. Consider and approve, if appropriate, major changes to the Companies' auditing and accounting principles and practices as suggested by the independent accountants or management.

      PROCESS IMPROVEMENT

         13. Establish regular separate systems of reporting to the Audit Committee, by each of management, the independent accountants, and consultants (if applicable) regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         14. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         15. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         16. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to the implementation of changes or improvements, as decided by the Committee.)

      ETHICAL AND LEGAL COMPLIANCE

         17. Review, with the Companies' counsel, legal compliance matters including corporate securities trading policies.

         18. Review with the Companies' counsel, any legal matter that could have a significant impact on the Companies' financial statements.

      GENERAL

         19. Perform any other activities consistent with this Charter, the Companies' By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

     MAP TO CONNECTICUT WATER SERVICE, INC. ANNUAL MEETING OF SHAREHOLDERS
                              THE HILTON SOUTHBURY
                              1284 STRONGTOWN ROAD
                             SOUTHBURY, CONNECTICUT

FROM HARTFORD
Take I-84 West to Exit 16. Take a right at the end of the ramp. The Hilton Southbury is on the right after the Mobil Station.

FROM CONNECTICUT SHORELINE/RHODE ISLAND
Take I-95 South to Exit 47. Take Route 34 to Route 8 North. Proceed to Exit 21. Turn left onto Route 67 North to Route 188 North. Follow Route 188 for 3 miles, the Hilton Southbury is on the right after the Mobil Station.

FROM GREENWICH/NEW YORK
Take the Merritt Parkway East to Route 7. Proceed North on Route 7 to I-84 East to Exit 16. Take a right at the end of the ramp. The Hilton Southbury is on the right after the Mobil Station.

                                 [ILLUSTRATION]

                             Friday, April 20, 2001

               Meeting begins at 2:00 PM -- Doors open at 1:30 PM

    If you plan to attend the meeting, please call 1-800-428-3985, Ext. 3015

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

[CONNECTICUTWATER LOGO]

Mark box at right if an address
change or comment has been noted
on the reverse side of this card.     [  ]

CONTROL NUMBER:
RECORD DATE SHARES:


1. For election of Directors:                For All   With-   For All
     (01) Marshall T. Chiaraluce             Nominees  hold    Except
     (02) Marcia L. Hincks
     (03) David A. Lentini                     [  ]    [  ]     [  ]
     (04) Robert F. Neal
     (05) Arthur C. Reeds

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                               For   Against  Abstain
2. Appointment of Arthur Anderson LLP as
   independent Auditors.                       [  ]    [  ]     [  ]

                                                      -------------------------
     Please be sure to sign and date this Proxy.       Date
-------------------------------------------------------------------------------


-------------------------------------   ---------------------------------------
       Shareholder sign here                        Co-owner sign here


DETACH CARD                                                         DETACH CARD

-------------------------------------    --------------------------------------
VOTE BY TELEPHONE                        VOTE BY INTERNET
-------------------------------------    --------------------------------------

It's fast, convenient, and immediate!    It's fast, convenient, and your vote is
Call Toll-Free on a Touch-Tone Phone     immediately confirmed and posted.

Follow these four easy steps:            Follow these four easy steps:

-------------------------------------    --------------------------------------
1. Read the accompanying Proxy           1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.     Statement/Prospectus and Proxy Card.

2. Call the toll-free number             2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).         http://www.eproxyvote.com/ctws
   There is NO CHARGE for this call.

3. Enter your Control Number located     3. Enter your Control Number located
   on your Proxy Card.                      on your Proxy Card.

4. Follow the recorded instructions.     4. Follow the instructions provided.
-------------------------------------    --------------------------------------

YOUR VOTE IS IMPORTANT!                  YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!             Go to http://www.eproxyvote.com/ctws
                                                      anytime!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                        CONNECTICUT WATER SERVICE, INC.

                                  COMMON STOCK

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING APRIL 20, 2001

The undersigned shareholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chlaraluce, David C. Benoit, Michele G. DiAcri, and James R. McQueen, or either of them, attorneys and proxies for the undersigned, with power of substitution, to act and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of Connecticut Water Service, Inc. to be held at the Hilton Southbury, 1284 Strongtown Road, Southbury, Connecticut, April 20, 2001, at 2:00 pm and any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL GRANT AUTHORITY TO VOTE FOR ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED "FOR" PROPOSAL
2. IN THEIR DISCRETION, THE PROXIES WILL BE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

--------------------------------------------------------------------------------
   IF YOU ARE VOTING BY MAIL, PLEASE SIGN, DATE AND COMPLETE PROXY ON REVERSE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------


                        CONNECTICUT WATER SERVICE, INC.

Dear Shareholder:

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

If you vote by mail, please mark the boxes on the Proxy Card to indicate how your shares will be voted. Then sign the card, detach it, and return your Proxy Mail Vote in the enclosed postage paid envelope. If you vote by telephone or Internet, please follow the "Vote by Telephone" or "Vote by Internet" instructions on the reverse.

Your proxy must be received prior to the Annual Meeting of Shareholders, April 20, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Connecticut Water Service, Inc.